Provision (Benefit) for Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Provision (Benefit) for Income Taxes [Abstract]
Provision (Benefit) for Income Taxes

Note 7. Provision (Benefit) for Income Taxes

The provision (benefit) for income taxes from continuing operations includes:

	Three months ended March 31,
	2012	2011
	(Millions)
Provision (benefit):
Current:
Federal	$10	$6
State	—	1
Foreign	3	2

	13	9

Deferred:
Federal	(35)	(5)
State	(3)	(1)

	(38)	(6)

Total provision (benefit)	$(25)	$3

The effective income tax rate on the total benefit for the three months ended March 31, 2012, is greater than the federal statutory rate due primarily to state income taxes and an adjustment to the minimum tax credit that was allocated to us by Williams as part of the spin-off, partially offset by taxes on foreign operations.

The effective income tax rate on the total provision for the three months ended March 31, 2011, is less than the federal statutory rate due primarily to taxes on foreign operations, partially offset by state income taxes.

As of March 31, 2012, the amount of unrecognized tax benefits is insignificant. During the next 12 months, we do not expect ultimate resolution of any uncertain tax position associated with a domestic or international matter will result in a significant increase or decrease of our unrecognized tax benefit.

Note 11. Income Taxes

Through the effective date of the spin-off, the Company’s domestic operations were included in the consolidated and combined federal and state income tax returns for Williams, except for certain separate state filings. The income tax provision has been calculated on a separate return basis for the Company and its consolidated subsidiaries, except for certain adjustments, such as alternative minimum tax calculated at the consolidated level by Williams, for which the ultimate expected impact to the Company could not be determined until the date of deconsolidation.

Effective with the spin-off, Williams and the Company entered into a tax sharing agreement which governs the respective rights, responsibilities and obligations of each company, for tax periods prior to the spin-off, with respect to the payment of taxes, filing of tax returns, reimbursements of taxes, control of audits and other tax proceedings, liability for taxes that may be triggered as a result of the spin-off and other matters regarding taxes.

The provision (benefit) for income taxes from continuing operations includes:

	Years Ended December 31,
	2011	2010	2009
	(Millions)
Provision (benefit):
Current:
Federal	$49	$72	$34
State	7	5	2
Foreign	10	11	9

	66	88	45

Deferred:
Federal	(139)	(41)	68
State	(1)	(3)	4

	(140)	(44)	72

Total provision (benefit)	$(74)	$44	$117

Reconciliations from the provision (benefit) for income taxes from continuing operations at the federal statutory rate to the realized provision (benefit) for income taxes are as follows:

	Years Ended December 31,
	2011	2010	2009
	(Millions)
Provision (benefit) at statutory rate	$(79)	$(313)	$105
Increases (decreases) in taxes resulting from:
State income taxes (net of federal benefit)	(5)	2	4
Effective state income tax rate change (net of federal benefit)	9	—	—
Foreign operations—net	—	4	7
Goodwill impairment	—	351	—
Other—net	1	—	1

Provision (benefit) for income taxes	$(74)	$44	$117

Income (loss) from continuing operations before income taxes includes $40 million, $36 million and $21 million of foreign income in 2011, 2010 and 2009, respectively.

Significant components of deferred tax liabilities and deferred tax assets are as follows:

	December 31,
	2011	2010
	(Millions)
Deferred tax liabilities:
Properties and equipment	$1,779	$1,739
Derivatives, net	137	110

Total deferred tax liabilities	1,916	1,849

Deferred tax assets:
Accrued liabilities and other	146	117
Alternative minimum tax credits (a)	98	—
Loss carry-overs	16	22

Total deferred tax assets	260	139
Less: valuation allowance	16	22

Total net deferred tax assets	244	117

Net deferred tax liabilities	$1,672	$1,732

(a)	In connection with the spin-off from Williams effective December 31, 2011, alternative minimum tax credits were able to be estimated and allocated between Williams and the Company. This resulted in the allocation to the Company of $98 million with a corresponding increase to additional paid-in capital. Any subsequent adjustments of the alternative minimum tax credit allocation with Williams will be recorded in the provision for the period in which the change occurs.

As of December 31, 2011, the Company has approximately $290 million of state net operating loss carryovers of which approximately 75 percent expire after 2020.

The valuation allowance at December 31, 2011 and 2010 serves to reduce the recognized tax assets associated with state losses, net of federal benefit, to an amount that will more likely than not be realized by the Company. There have been no significant effects on the income tax provision associated with changes in the valuation allowance for the years ended December 31, 2011 and 2010.

Undistributed earnings of certain consolidated foreign subsidiaries excluding amounts related to foreign equity investments at December 31, 2011, totaled approximately $66 million. No provision for deferred U.S. income taxes has been made for these subsidiaries because we intend to permanently reinvest such earnings in foreign operations.

The payments and receipts for domestic income taxes were made to or received from Williams in accordance with Williams’ intercompany tax allocation procedure. Cash payments for domestic income taxes (net of receipts) were $10 million, $5 million and ($13) million in 2011, 2010 and 2009, respectively. Additionally, payments made directly to international taxing authorities were $10 million, $8 million and $4 million in 2011, 2010 and 2009, respectively.

The Company’s policy is to recognize related interest and penalties as a component of income tax expense. The amounts accrued for interest and penalties are insignificant.

Pursuant to our tax sharing agreement with Williams, we will remain responsible for the tax from audit adjustments related to our business for periods prior to the spin-off. During the first quarter of 2011, Williams finalized settlements with the IRS for 1997 through 2008. The statute of limitations for most states expires one year after expiration of the IRS statute. Income tax returns for our foreign operations, primarily in Argentina, are open to audit for the 2004 to 2011 tax years.

As of December 31, 2011, the amount of unrecognized tax benefits is insignificant. During the next 12 months, we do not expect ultimate resolution of any uncertain tax position associated with a domestic or international matter will result in a significant increase or decrease of our unrecognized tax benefit.